April 20, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

     Pursuant to rules and regulations adopted under the ecurities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

     Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

     Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                        Very truly yours,


                                        /s/Patricia C. Meringer
                                        Patricia C. Meringer
                                        Corporate Counsel and
                                        Secretary

PCM/mch
Enclosure

cc: John Kiesel

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 20, 2000
                                                 _______________
                                                  March 23, 2000



                              Hibernia Corporation
               (Exact name of issuer as specified in its charter)




 Louisiana                          1-10294              72-0724532
(State or other                     (Commission          (IRS Employer
jurisdiction of                     File Number)         Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 5.   Other Events.

         On March 23, 2000, Hibernia National Bank announced that it had signed a definitive agreement to purchase three East Texas banking offices with deposits totaling approximately $117.5 million. The press release announcing the transaction is attached to this Report as an Exhibit. The purchase, which is subject to regulatory approvals, should be completed by the end of the second quarter.


                                 EXHIBIT INDEX

Exhibit                                                             Page
Number              Description                                     Number

99.4                News Release issued by the Registrant
                    on March 23, 2000                                   3


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HIBERNIA CORPORATION
                                  (Registrant)

Date:  April 18,2000                        By:  /s/Patricia C. Meringer
                                                 Patricia C. Meringer
                                                 Corporate Counsel and
                                                 Secretary

EXHIBIT 99.4
                             N E W S R E L E A S E

For IMMEDIATE Release March 23, 2000
MEDIA INQUIRIES:                                 INVESTOR INQUIRIES:
Jim Lestelle - Senior Vice President             Trisha Voltz--Vice President
and Manager, Corporate Communications            and Manager, Investor Relations
Office: (504) 533-5482;                          Office:   (504)   533-2180;
Home: (504) 488-8826                             Home:   (504) 738-9852
E-mail: jlestelle@hibernia.com                   E-mail: tvoltz@hibernia.com

              HIBERNIA'S PURCHASE OF THREE COMPASS BANKING OFFICES
                EXPANDS EAST TEXAS COVERAGE TO TWO MORE COUNTIES

      NEW ORLEANS -- Hibernia National Bank today announced it has signed a definitive agreement to purchase three East Texas banking offices with deposits totaling approximately $117.5 million from Compass Bank.
      Under the terms of the agreement, the purchase price will be based on deposits at closing along with the market value of the three branches, which will be appraised in the near future. The transaction would establish a Hibernia presence for the first time in Anderson and Angelina counties and bring to 41 the number of Hiberniaoffices in East Texas.
      The transaction is subject to regulatory approvals and is expected to be completed in late June. Hibernia would have the second-largest deposit market share in Anderson County, at 18%, and an opportunity to build share in Angelina County.
      The offices are located at 2121 South Loop 256 and 519 N. Sycamore St. in Palestine and at 1610 S. First St. in Lufkin. In addition to acquiring all deposits and related buildings of those offices, Hibernia is purchasing selected loans. Upon completion of the transaction, Hibernia would have banking offices in 15 Texas counties, from Bowie County, bordering Arkansas and Oklahoma, southward to Jefferson County along the Gulf of Mexico. Angelina and Anderson counties are centrally located in East Texas.
      "This is a natural and logical extension of our East Texas franchise, and by acquiring the customer deposits of these three offices, we'll enter Palestine and Lufkin in a strong market position," said Stephen A. Hansel, Hibernia president and CEO. "We're excited about the opportunities to serve the consumers and businesses of Lufkin and Palestine -- communities which share many of the economic and demographic characteristics of neighboring counties and contiguous markets in Texas and Louisiana where we already have a strong presence."
      "Lufkin and Palestine have been good markets for Compass, and we've enjoyed being a part of those communities," said D. Paul Jones, Jr., Compass' chairman and chief executive officer. "However, our business strategy in Texas is now focused on different markets, which resulted in our decision to sell these offices. Hibernia's emphasis on high-quality products and service, along with its commitment to growth in East Texas and record of community involvement and support, will serve this area well."
     The economy of the Lufkin-Palestine area is similar to those of neighboring communities where Hibernia is located. It is growing and diversified, with a strong base in natural resources such as timber and oil,as well as manufacturing and agriculture, and is home to many types of small businesses.
      Joseph A. Wood, Hibernia's Central Texas president, said customers in Lufkin and Palestine will continue to receive excellent service from the same hometown people they know and trust today. "Hibernia is committed to providing hometown banking and maintaining local management," he said. "Customers will benefit from our wide range of products and services, including checking, savings, mutual funds, mortgage loans, agricultural loans, credit and debit cards, investment banking, commercial equipment leasing and much more."
      Hibernia currently has an extensive banking-office and ATM network across East Texas and Louisiana, Internet banking, telebanking and systems designed to provide lending decision times as quickly as a few minutes.
      Hibernia is a $15.3-billion-asset organization with 250 banking locations in 33 Louisiana parishes and 13 Texas counties. It is first in overall deposit market share in Louisiana with 22.3% and either first, second or third in 31 Louisiana parishes and six Texas counties. Its Louisiana markets represent approximately 80% of the state's population and 84% of its deposits.
      The company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases, product and service information, and other useful data can be accessed through the company's Internet site at www.hibernia.com. Requests for information about Hibernia products and services can be e-mailed to MAILUS@HIBERNIA.COM.

HIBERNIA'S MERGER ACTIVITY
26 announced or completed transactions
------------------------------------------------------------------------------------------------------------------------------------
NAME                                                             LOCATION        ASSETS#     NO. of OFFICES*    DEPOSIT
(date merger was completed)                                                                      RANK*

------------------------------------------------------------------------------------------------------------------------------------
Compass Bank -- Anderson and Angelina counties                   Central TX      $118++            3              5
(pending--2Q 2000)
------------------------------------------------------------------------------------------------------------------------------------
Chase  Bank of Texas -- Beaumont (5/21/99)                       SE TX           $473              4              1
------------------------------------------------------------------------------------------------------------------------------------
First Service Bank (3/8/99)                                      NE TX           $312              9              7
------------------------------------------------------------------------------------------------------------------------------------
Peoples Bank & Trust Co. (7/1/98)                                NW LA           $232              9              1
------------------------------------------------------------------------------------------------------------------------------------
First National Bank (Marshall) (3/15/98)                         NE TX           $288              5              6
------------------------------------------------------------------------------------------------------------------------------------
ArgentBank (2/1/98)                                              SC LA           $770             18              1
------------------------------------------------------------------------------------------------------------------------------------
First National Bank in Mansfield (1/1/98)                        NW LA           $101              5              1
------------------------------------------------------------------------------------------------------------------------------------
OrangeBank (11/7/97)                                             SE TX           $118              3              3
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Paris (8/31/97)                           NE TX           $136              3              3
Collin County National Bank (8/31/97)                                                              1              24
------------------------------------------------------------------------------------------------------------------------------------
Texarkana National Bank (12/31/96)                               NE TX           $430             10              1
------------------------------------------------------------------------------------------------------------------------------------
St. Bernard Bank and Trust (10/1/96)                             N.O.            $244             11              1
------------------------------------------------------------------------------------------------------------------------------------
Calcasieu Marine National Bank (8/26/96)                         SW LA           $759             21              1
------------------------------------------------------------------------------------------------------------------------------------
Bunkie Bank & Trust Company (1/15/96)                         Central LA         $106              5              1
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Lake Providence (1/1/96)                  NE LA            $55              2              2
------------------------------------------------------------------------------------------------------------------------------------
Bank of St. John (7/1/95)                                        SE LA           $116              4              1
------------------------------------------------------------------------------------------------------------------------------------
Progressive Bank and Trust (7/1/95)                              SC LA           $151              6              3
------------------------------------------------------------------------------------------------------------------------------------
State Bank and Trust Company (5/1/95)                            SE LA            $96              4              2
------------------------------------------------------------------------------------------------------------------------------------
American Bank (3/1/95)                                           SE LA            $89              5              1
------------------------------------------------------------------------------------------------------------------------------------
First State Bank and Trust Company (12/31/94)                     N.O.           $150              9              10
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Bank and Trust Co. (12/31/94)                            NW LA           $357              9              4
------------------------------------------------------------------------------------------------------------------------------------
First National Bank of Jefferson Parish (8/1/94)                 N.O.            $373              9              4
------------------------------------------------------------------------------------------------------------------------------------
Southern National Bank at Tallulah (8/1/94)                      NE LA            $59              1              1
First National Bank of West Monroe (8/1/94)                      NE LA           $157              6              4
------------------------------------------------------------------------------------------------------------------------------------
Bastrop National Bank (7/1/94)                                   NE LA           $117              4              1
------------------------------------------------------------------------------------------------------------------------------------
First Commercial Bank (7/1/94)                                   SC LA           $166              8              4
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL ADDED SINCE MID-1994                              $5,973++          174
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA:
added through mergers
Assets:           $4.1 billion
Offices:          136
Parishes:         21

TEXAS:
added through mergers
Assets:        $1.9 billion
Offices:       38
Counties:      15